Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements.

The valuation techniques utilized are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions. These two types of inputs create the following fair value hierarchy:

Level 1: Quoted market prices in active markets for identical assets or liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The recorded values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate their fair value based on their short-term nature. Long-term debt recorded in the Company’s Consolidated Balance Sheets at December 31, 2012 was $426.6 million. The fair value of the long-term debt was determined using the quoted price technique, based on Level 2 inputs including the yields of comparable companies with similar credit characteristics, was $430.0 million.

The interest rate swap and interest rate caps are measured using the income approach. The fair value reflects the estimated amounts that the Company would pay or receive based on the present value of the expected cash flows derived from market rates and prices. As such, these derivative instruments are classified within Level 2.

The Company has obligations, to be paid in cash, to the former owners of Valesta and HCP, if certain future financial goals are met. The fair value of this contingent consideration is determined using an expected present value technique. Expected cash flows are determined using the probability - weighted average of possible outcomes that would occur should certain financial metrics be reached. There is no market data available to use in valuing the contingent consideration, therefore, the Company developed its own assumptions related to the future financial performance of the businesses to evaluate the fair value of these liabilities. As such, the contingent consideration is classified within Level 3.

In connection with estimating the fair value of the contingent consideration, the Company develops various scenarios (base case, downside case, and upside case) and weights each according to the probability of occurrence. The probabilities range from 10 percent to 80 percent, with the most significant weighting given to the base case at 80 percent. These scenarios are developed based on the expected financial performance of the acquired companies, with revenue growth rates being a primary input to the calculation. These revenue growth rates range from (4.0) percent to 16.1 percent. An increase or decrease in the probability of achievement of any of these scenarios could result in a significant increase or decrease to the estimated fair value.

The fair value is reviewed on a quarterly basis based on most recent financial performance of the most recent fiscal quarter. An analysis is performed at the end of each fiscal quarter to compare actual results to forecasted financial performance. If performance has deviated from projected levels, the valuation is updated for the latest information available.

The significant assumptions that may materially affect the fair value are developed in conjunction with the guidance of the division presidents, division vice presidents, and chief financial officer to ensure that the most accurate and latest financial projections are used and compared with the most recent financial results in the fair value measurement.

The liabilities for the contingent consideration were established at the time of the acquisition and are evaluated at each reporting period. The current liability is included in the Consolidated Balance Sheets in the current portion of accrued earn-outs and the non-current portion is included in accrued earn-outs. Fair value adjustments are included in the Consolidated Statements of Operations and Comprehensive Income in S&GA expenses.

The assets and liabilities measured at fair value on a recurring basis are as follows (in thousands):

	As of December 31, 2012
	Fair Value Measurements Using			Total
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Interest rate contracts	$—	$(348)	$—	$(348)
Contingent consideration to be paid in cash for the acquisitions	$—	$—	$(7,577)	$(7,577)

	As of December 31, 2011
	Fair Value Measurements Using			Total
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Interest rate contracts	$—	$(608)	$—	$(608)
Contingent consideration to be paid in cash for the acquisitions	$—	$—	$(9,856)	$(9,856)

Reconciliations of liabilities measured and carried at fair value on a recurring basis with the use of significant unobservable inputs (Level 3) are as follows (in thousands):

	Year Ended December 31,
	2012	2011
Contingent consideration for acquisitions --
Balance at beginning of year	$(9,856)	$(3,700)
Additions for acquisitions	—	(10,346)
Payments on contingent consideration	1,198	1,731
Settlements of contingent consideration	—	1,369
Fair value adjustments	1,215	640
Foreign currency translation adjustment	(134)	450
Balance at end of year	$(7,577)	$(9,856)

Certain assets and liabilities, such as goodwill, are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (e.g., when there is evidence of impairment). For 2012, no fair value adjustments were required for non-financial assets or liabilities.